 Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Annual Report of VerifyMe, Inc. (the “Registrant”) on Form 10-K for the year ending December 31, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Norman Gardner, Chief Executive Officer (Principal Executive Officer) of the Registrant, and I, Scott McPherson, Chief Financial Officer (Principal Financial Accounting Officer) of the Registrant certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 12, 2017	By:	/s/ Norman Gardner
Norman Gardner
Chief Executive Officer

By:	/s/ Scott McPherson
Scott McPherson
Chief Financial Officer